UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2026
ARES REAL ESTATE INCOME TRUST INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-52596	30-0309068
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

One Tabor Center, 1200 Seventeenth Street, Suite 2900, Denver, CO	80202

(Address of Principal Executive Offices)	(Zip Code)
(303) 228-2200
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01     Other Events.
Ares Real Estate Income Trust Inc. (referred to herein as the “Company,” “we,” “our,” or “us”) is filing this Current Report on Form 8-K in order to provide an update regarding our net asset value (“NAV”), our assets and portfolio.
Most Recent Transaction Price and Net Asset Value Per Share
August 1, 2026 Transaction Price
The transaction price for each of our share classes is equal to such share class’s NAV per share as of June 30, 2026. A calculation of the NAV per share is set forth below.
June 30, 2026 NAV Per Share
Our board of directors, including a majority of our independent directors, has adopted valuation procedures, as amended from time to time, that contain a comprehensive set of methodologies to be used in connection with the calculation of our NAV. Our most recent NAV per share for each share class, which is updated as of the last calendar day of each month, is posted on our website at www.areswms.com/solutions/areit and is also available on our toll-free, automated telephone line at (888) 310-9352. With the approval of our board of directors, including a majority of our independent directors, we have engaged Altus Group U.S. Inc., a third-party valuation firm, to serve as our independent valuation advisor (“Altus Group” or the “Independent Valuation Advisor”) with respect to helping us administer the valuation and review process for the real properties in our portfolio, providing monthly real property appraisals and valuations for certain of our debt-related assets, reviewing annual third-party real property appraisals, reviewing the internal valuations of loans (“DST Program Loans”) provided to certain investors in our program to raise capital in private placements exempt from registration pursuant to Rule 506(b) of Regulation D under the Securities Act of 1933, as amended, through the sale of beneficial interests (“DST Interests”) in specific Delaware statutory trusts holding real properties, including properties currently indirectly owned by our operating partnership (the “DST Program”), and debt-related liabilities performed by Ares Commercial Real Estate Management LLC (our “Advisor”), providing quarterly valuations of our properties subject to master lease obligations associated with the DST Program, and assisting in the development and review of our valuation procedures.
As used below, “Fund Interests” means our outstanding shares of common stock, along with the partnership units in our operating partnership (“OP Units”), which may be or were held directly or indirectly by the Advisor, affiliates of the sponsor and the Advisor, and third parties, and “Aggregate Fund NAV” means the NAV of all the Fund Interests.

The following table sets forth the components of Aggregate Fund NAV as of June 30, 2026 and May 31, 2026:

	As of
(in thousands)	June 30, 2026	May 31, 2026
Investments in residential properties	$2,707,050	$2,675,800
Investments in industrial properties	3,331,200	3,139,550
Investments in retail properties	730,700	729,600
Investments in office properties	401,200	407,850
Investments in other properties (1)	839,450	836,750
Total investment in real estate properties	8,009,600	7,789,550
Investments in real estate debt and securities	360,022	534,595
Investments in unconsolidated joint venture partnerships	563,299	558,250
DST Program Loans	208,776	211,714
Total investments	9,141,697	9,094,109
Cash and cash equivalents	41,129	34,881
Restricted cash	14,697	15,013
Other assets	78,485	70,815
Line of credit, term loans and mortgage notes	(2,575,384)	(2,697,179)
Secured financings on debt-related investments	—	(180,007)
Financing obligations associated with our DST Program	(2,597,161)	(2,687,340)
Other liabilities	(173,223)	(157,640)
Accrued performance participation allocation	(20,436)	(16,646)
Accrued advisory fees	(5,885)	(5,577)
Noncontrolling interests in consolidated joint venture partnerships	(15,417)	(15,214)
Aggregate Fund NAV	$3,888,502	$3,455,215
Total Fund Interests outstanding	472,887	421,843
____________________________________________
(1)Includes self-storage and data center properties.
The following table sets forth the NAV per Fund Interest as of June 30, 2026 and May 31, 2026:

(in thousands, except		Class T-R	Class S-R	Class D-R	Class I-R	Class E	Class S-PR	Class D-PR	Class I-PR	Class B
per Fund Interest data)	Total	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares	OP Units
As of June 30, 2026
Monthly NAV	$3,888,502	$169,429	$271,912	$45,384	$534,818	$318,386	$103,248	$13,245	$162,309	$410,384	$1,859,387
Fund Interests outstanding	472,887	20,605	33,068	5,519	65,039	38,719	12,556	1,611	19,739	49,908	226,123
NAV Per Fund Interest	$8.2229	$8.2229	$8.2229	$8.2229	$8.2229	$8.2229	$8.2229	$8.2229	$8.2229	$8.2229	$8.2229
As of May 31, 2026
Monthly NAV	$3,455,215	$172,265	$275,381	$45,314	$529,781	$318,602	$95,195	$4,149	$150,607	$208,125	$1,655,796
Fund Interests outstanding	421,843	21,032	33,621	5,533	64,679	38,898	11,622	507	18,387	25,410	202,154
NAV Per Fund Interest	$8.1908	$8.1908	$8.1908	$8.1908	$8.1908	$8.1908	$8.1908	$8.1908	$8.1908	$8.1908	$8.1908
Under U.S. generally accepted accounting principles (“GAAP”), we record liabilities for ongoing distribution fees that we estimate we may pay in future periods for the Fund Interests. As of June 30, 2026, we estimated approximately $105 million of ongoing distribution fees were potentially payable. We do not deduct the liability for estimated future distribution fees in our calculation of NAV since we intend for our NAV to reflect our estimated value on the date that we determine our NAV. Accordingly, our estimated NAV at any given time does not include consideration of any estimated future distribution fees that may become payable after such date.

We include no discounts to our NAV for the illiquid nature of our shares, including the limitations on our stockholders’ ability to redeem shares under our share redemption program and our ability to make exceptions to, modify or suspend our share redemption program at any time. Our NAV generally does not reflect the potential impact of exit costs (e.g. selling costs and commissions related to the sale of a property) that would likely be incurred if our assets and liabilities were liquidated or sold today. While we may use market pricing concepts to value individual components of our NAV, our per share NAV is not derived from the market pricing information of open-end real estate funds listed on stock exchanges.
Our NAV is not a representation, warranty or guarantee that: (i) we would fully realize our NAV upon a sale of our assets; (ii) shares of our common stock would trade at our per share NAV on a national securities exchange; and (iii) a stockholder would be able to realize the per share NAV if such stockholder attempted to sell his or her shares to a third party.
The valuations of our real properties as of June 30, 2026, excluding certain newly acquired properties that are currently held at cost which we believe reflects the fair value of such properties, were provided by the Independent Valuation Advisor in accordance with our valuation procedures. Certain key assumptions that were used by the Independent Valuation Advisor in the discounted cash flow analysis are set forth in the following table based on weighted-averages by property type.

	Residential	Industrial	Retail	Office	Other (1)	Weighted-Average Basis
Exit capitalization rate	5.1%	5.7%	6.4%	7.3%	6.1%	5.7%
Discount rate / internal rate of return	7.0%	7.3%	7.2%	8.7%	7.7%	7.3%
Average holding period (years)	10.0	10.1	10.0	10.0	14.2	10.5
____________________________________________
(1)Includes self-storage and data center properties.
A change in the exit capitalization and discount rates used would impact the calculation of the value of our real property. For example, assuming all other factors remain constant, the changes listed below would result in the following effects on the value of our real properties, excluding certain newly acquired properties that are currently held at cost which we believe reflects the fair value of such properties:

Input	Hypothetical Change	Residential	Industrial	Retail	Office	Other (1)	Weighted-Average Values
Exit capitalization rate (weighted-average)	0.25% decrease	3.3%	3.1%	2.3%	2.5%	2.3%	3.0%
	0.25% increase	(3.0)%	(2.7)%	(2.2)%	(2.3)%	(2.1)%	(2.7)%
Discount rate (weighted-average)	0.25% decrease	2.0%	2.1%	1.9%	2.1%	2.5%	2.1%
	0.25% increase	(1.9)%	(1.9)%	(1.8)%	(2.0)%	(2.4)%	(1.9)%
____________________________________________
(1)Includes self-storage and data center properties.
Distributions
We authorized monthly gross distributions for each class of shares of our common stock in the amount of $0.0345 per share for the month of June 2026. These distributions were paid to all stockholders of record as of the close of business on June 30, 2026, net of, as applicable, distribution fees that are payable monthly with respect to certain classes of shares of our common stock.

Update on Our Assets and Activities
As of June 30, 2026, our consolidated investments include 152 real estate properties totaling approximately 32 million square feet located in 34 markets throughout the U.S., which were 94% leased.
As of June 30, 2026, our leverage ratio was 28% (calculated as outstanding principal balance of our borrowings, including secured financings on debt-related investments, less cash and cash equivalents, divided by the fair value of our real property, net investments in unconsolidated joint venture partnerships and investments in real estate debt and securities not associated with the DST Program, as determined in accordance with our valuation procedures) and the weighted-average interest rate of our consolidated borrowings was 4.75%.
For the quarter ended June 30, 2026, we raised gross proceeds of approximately $646 million, including proceeds from our distribution reinvestment plan and the sale of DST Interests (including $29 million of DST Interests financed by DST Program Loans). The aggregate dollar amount of common stock and OP Unit redemptions requested for April, May and June, which were redeemed in full on May 1, 2026, June 1, 2026 and July 1, 2026, respectively, was $43 million. During June 2026, we issued 25 million OP Units in exchange for DST Interests for a net investment of $200 million. In addition, we paid $1 million in cash in exchange for DST Interests.
On July 14, 2026, a joint venture between the Company and a private fund affiliated with the Company’s sponsor acquired all of the outstanding common shares and operating partnership units of Whitestone REIT (NYSE: WSR) and its operating partnership. As a result of this transaction, the Company acquired approximately 28% of Whitestone’s portfolio, consisting of nine stabilized, core-plus properties located in Arizona and Texas for an aggregate purchase price of approximately $473 million. The portfolio comprises approximately 1 million square feet of grocery-anchored centers and unanchored, service-oriented centers located in the high-barrier-to-entry, affluent submarkets of Phoenix, Austin, Dallas/Fort Worth and Houston.
Update on Real Properties
As of June 30, 2026, our consolidated investments include 152 real estate properties totaling approximately 32 million square feet located in 34 markets throughout the U.S., which were 94% leased. Rent growth on comparable commercial leases executed during the trailing 12 months ended June 30, 2026 averaged 22% when calculated using cash basis rental rates and 37% when calculated using GAAP basis rental rates. For our industrial properties, rent growth on comparable leases executed during the trailing 12 months ended June 30, 2026 averaged 28% when calculated using cash basis rental rates and 43% when calculated using GAAP basis rental rates. Rent decline on new and renewal residential leases executed during the trailing 12 months ended June 30, 2026 averaged 1%. As of June 30, 2026, rents across our residential properties and industrial properties, our two largest categories, were estimated to be 7% and 21% below market (on a weighted-average basis).
As used herein, the term “commercial” refers to our industrial, retail, office and data center properties or customers, as applicable.
Acquisitions. During the three months ended June 30, 2026, we acquired two self-storage properties and seven industrial properties for an aggregate contractual purchase price of $262 million.
Dispositions. During the three months ended June 30, 2026, we sold one retail property for a contractual sales price of $4 million. Our total accounting basis, which is inclusive of straight-line rent receivables and net of accumulated depreciation and amortization, for this property as of the closing date was approximately $8 million. The transaction also includes a $4 million lease termination fee.

Portfolio Overview. We currently group our real property portfolio into six categories: residential, industrial, retail, office, data center and other. The following table summarizes our real property portfolio by category as of June 30, 2026:

					Average
		Number of		% of Total	Effective Annual
($ and square feet in thousands,	Number of	Real	Rentable	Rentable	Base Rent per	%
except for per square foot data)	Markets (1)	Properties	Square Feet	Square Feet	Square Foot (2)	Leased
Residential properties	12	24	6,732	21%	$28.33	93%
Industrial properties	28	90	20,492	63	7.55	96
Retail properties	8	17	2,221	7	21.21	97
Office properties	5	6	1,221	4	39.07	74
Data Center properties	1	2	745	2	37.67	100
Other properties (3)	7	13	980	3	19.60	86
Total real property portfolio	34	152	32,391	100%	$14.80	94%
____________________________________________
(1)Reflects the number of unique markets by category and in total. As such, the total number of markets does not equal the sum of the number of markets by category as certain categories are located in the same market.
(2)Amount calculated as total annualized base rent, which includes the impact of any contractual tenant concessions (cash basis) per the terms of the lease, divided by total lease square footage as of June 30, 2026.
(3)Includes self-storage properties.
Market Diversification. The following table summarizes certain operating metrics of our real property portfolio by market and by category as of June 30, 2026:

($ and square feet in thousands)	Number of Properties	Investment in Real Estate Properties	% of Gross Investment Amount	Rentable Square Feet	% of Total Rentable Square Feet	% Leased (1)
Residential properties:
Atlanta, GA	3	$294,974	4%	820	2%	94%
Central Florida	3	438,205	6	958	3	93
Charlotte, NC	2	171,006	2	487	1	96
Dallas, TX	4	365,854	5	1,124	3	94
D.C. / Baltimore	1	97,724	1	288	1	91
Denver, CO	1	81,242	1	201	1	95
Pennsylvania	1	94,081	1	235	1	94
Phoenix, AZ	1	138,085	2	409	1	92
San Antonio, TX	2	152,230	2	592	2	92
Seattle, WA	1	124,012	2	208	1	96
South Florida	4	467,609	6	1,202	4	94
Tucson, AZ	1	126,207	2	208	1	87
Total residential properties (7,381 units)	24	2,551,229	34	6,732	21	93
Industrial properties:
Atlanta, GA	5	272,428	4	2,185	7	100
Bay Area, CA	3	169,797	2	614	2	88
Central Florida	6	245,735	3	1,413	4	93
Charlotte, NC	1	22,729	—	208	1	100
Chicago, IL	2	91,512	1	875	3	100
Cincinnati, OH	2	35,250	1	395	1	100
Columbus, OH	4	95,315	1	1,006	3	100
Dallas, TX	8	248,462	3	2,150	6	94
D.C. / Baltimore	6	148,650	2	1,108	3	100
Denver, CO	2	59,310	1	365	1	100

($ and square feet in thousands)	Number of Properties	Investment in Real Estate Properties	% of Gross Investment Amount	Rentable Square Feet	% of Total Rentable Square Feet	% Leased (1)
Greater Boston	4	142,333	2	577	2	100
Houston, TX	5	140,321	2	1,210	4	100
Indianapolis, IN	7	135,596	2	1,591	5	100
Las Vegas, NV	2	33,790	—	276	1	93
Louisville, KY	1	19,770	—	235	1	100
Metro New York	2	29,972	—	172	1	100
New Jersey	4	68,741	1	571	2	100
Pennsylvania	3	101,908	1	564	2	54
Phoenix, AZ	3	66,207	1	337	1	100
Portland, OR	3	65,698	1	395	1	100
Reno, NV	1	69,631	1	723	2	100
Richmond, VA	4	94,545	1	805	2	77
Salt Lake City, UT	2	144,691	2	916	3	88
San Antonio, TX	4	116,048	2	970	3	100
San Diego, CA	1	26,452	—	136	—	100
Seattle, WA	2	117,294	2	410	1	100
South Florida	1	15,274	—	76	—	100
Southern California	2	69,063	1	209	1	100
Total industrial properties	90	2,846,522	37	20,492	63	96
Retail properties:
Atlanta, GA	1	58,742	1	328	1	100
Birmingham, AL	1	45,658	1	193	1	97
D.C. / Baltimore	1	41,675	1	131	—	100
Greater Boston	9	254,325	3	911	3	97
New Jersey	1	67,268	1	226	1	95
Raleigh, NC	1	45,429	1	125	—	92
South Florida	2	117,689	2	206	1	98
Tulsa, OK	1	36,320	—	101	—	98
Total retail properties	17	667,106	10	2,221	7	97
Office properties:
Austin, TX	1	86,803	1	272	1	41
D.C. / Baltimore	1	95,971	1	128	1	94
Metro New York	1	272,222	4	595	2	77
Minneapolis / St. Paul, MN	1	40,325	1	103	—	93
New Jersey	2	47,890	1	123	—	100
Total office properties	6	543,211	8	1,221	4	74
Data Center properties:
D.C. / Baltimore	2	689,072	9	745	2	100
Total data center properties	2	689,072	9	745	2	100
Other properties (2):
Central Florida	3	34,842	—	187	1	85
New Jersey	1	23,965	—	91	—	83
Pennsylvania	3	63,199	1	274	1	88
Raleigh, NC	2	19,523	—	116	—	88
Richmond, VA	1	16,701	—	100	—	82
San Diego, CA	1	21,423	—	51	—	88
South Florida	2	44,321	1	161	1	86

($ and square feet in thousands)	Number of Properties	Investment in Real Estate Properties	% of Gross Investment Amount	Rentable Square Feet	% of Total Rentable Square Feet	% Leased (1)
Total other properties	13	223,974	2	980	3	86
Total real property portfolio	152	$7,521,114	100%	32,391	100%	94%
____________________________________________
(1)Percentage leased is based on executed leases as of June 30, 2026.
(2)Includes self-storage properties.
The following table sets forth the top 10 geographic allocations of our real property portfolio based on fair value as of June 30, 2026:

($ in thousands)	Number of Properties	Fair Value of Real Properties	% of Fair Value
D.C. / Baltimore	11	$1,032,550	13%
South Florida	9	738,600	9
Central Florida	12	736,150	9
Atlanta, GA	9	696,800	9
Dallas, TX	12	605,000	8
Greater Boston	13	422,050	5
Pennsylvania	7	275,750	3
Seattle, WA	3	266,550	3
San Antonio, TX	6	260,150	3
New Jersey	8	254,800	3
Other	62	2,721,200	35
Total real properties	152	$8,009,600	100%
Lease Terms. Commercial lease terms typically range from one to 10 years, and often include renewal options. Commercial leases that are structured on a “triple net basis”, in which customers pay their proportionate share of real estate taxes, insurance, common area maintenance, and certain other operating costs, account for 90% of our total leased commercial portfolio, based on number of commercial leases. Most of our commercial leases include fixed rental increases or Consumer Price Index-based rental increases and are not based on the income or profits of any person. The majority of our residential and self-storage leases expire within 12 months.

Lease Expirations. As of June 30, 2026, the weighted-average remaining term of our total leased commercial portfolio was approximately 5.6 years based on annualized base rent and 4.6 years based on leased square footage, excluding renewal options. The following table summarizes the lease expirations at our commercial properties for leases in place as of June 30, 2026, without giving effect to the exercise of renewal options or termination rights, if any. The table excludes our residential and self-storage properties as substantially all leases at such properties expire within 12 months.

($ and square feet in thousands)	Number of Commercial Leases	Annualized Base Rent (1)	% of Total Annualized Base Rent (1)	Leased Square Feet	% of Total Leased Square Feet
Remainder of 2026 (2)	23	$5,437	2%	585	3%
2027	67	25,756	10	2,807	12
2028	92	37,565	14	3,893	17
2029	82	33,985	13	3,749	16
2030	74	28,663	11	2,441	10
2031	61	22,320	9	2,518	11
2032	31	18,915	7	1,744	7
2033	29	11,144	4	874	4
2034	24	17,607	7	1,993	8
2035	23	14,297	6	1,271	5
Thereafter	41	42,880	17	1,588	7
Total leased	547	$258,569	100%	23,463	100%
____________________________________________
(1)Annualized base rent is calculated as monthly base rent including the impact of any contractual tenant concessions (cash basis) per the terms of the lease as of June 30, 2026, multiplied by 12.
(2)Includes three leases totaling approximately 60 thousand square feet that expired on June 30, 2026.
Customer Diversification. We believe that the customer base that occupies our real property portfolio is generally stable and well-diversified. As of June 30, 2026, there were no customers that represented more than 10% of total annualized base rent or more than 10% of total leased square feet. The following table reflects our 10 largest customers, based on annualized base rent, as of June 30, 2026:

($ and square feet in thousands)	Number of Locations (1)	Annualized Base Rent (2)	% of Total Annualized Base Rent (2)	Leased Square Feet	% of Total Leased Square Feet
Amazon / Whole Foods	7	$33,689	7%	1,349	4%
Stop & Shop	7	8,218	2	449	1
S.P. Richards Company	7	7,874	2	954	3
MF Warehouse	1	5,630	1	770	3
FedEx	3	5,490	1	1,063	3
Mizuho Bank Ltd.	1	4,622	1	110	—
SpaceX	2	4,241	1	269	1
Kuehne + Nagel	1	4,181	1	432	1
Veritiv Operating Company	2	3,480	1	804	3
S&S Activewear	1	3,257	1	657	2
Total	32	$80,682	18%	6,857	21%
____________________________________________
(1)Reflects the number of properties for which the customer has at least one lease in-place.
(2)Annualized base rent is calculated as monthly base rent including the impact of any contractual tenant concessions (cash basis) per the terms of the lease as of June 30, 2026, multiplied by 12.

The majority of our customers do not have a public corporate credit rating. We evaluate creditworthiness and financial strength of prospective commercial customers based on financial, operating and business plan information that such prospective customers provide to us, as well as other market, industry and economic information that is generally publicly available. As a result of this assessment, we may require that the customers enhance their credit by providing us with security deposits, letters of credit from established financial institutions, or personal or corporate guarantees. Customer creditworthiness often influences the amount of upfront tenant improvements, lease incentives, concessions or other leasing costs. We evaluate creditworthiness of our residential customers based on standard market practice, which includes credit checks.
Industry Diversification. We intend to maintain a well-diversified mix of customers to limit our exposure to any single customer or industry. Our diversified investment strategy inherently provides for customer diversity, and we continue to monitor our exposure relative to our larger customer industry sectors. The following table reflects the 10 largest industry concentrations within our portfolio, based on annualized base rent, as of June 30, 2026 and assumes that our residential and self-storage investments are not concentrated within any specific industry:

($ and square feet in thousands)	Number of Leases	Annualized Base Rent (1)	% of Total Annualized Base Rent	Leased Square Feet	% of Total Leased Square Feet
eCommerce / Fulfillment	9	$34,753	8%	1,614	5%
Storage / Warehousing	25	21,528	5	2,869	9
Transportation / Logistics	16	18,361	4	2,437	8
Professional Services	57	16,100	4	669	2
Food & Beverage	88	16,097	4	943	3
Supermarket	15	13,671	3	769	3
Apparel / Clothing	20	13,597	3	1,994	7
Financial	17	13,012	3	369	1
Manufacturing	16	12,568	3	1,940	6
Electrical / Wire	6	8,223	2	1,030	3
Total	269	$167,910	39%	14,634	47%
____________________________________________
(1)Annualized base rent is calculated as monthly base rent including the impact of any contractual tenant concessions (cash basis) per the terms of the lease as of June 30, 2026, multiplied by 12.
Update to Plan Administrator Contact Information
Our current (i) Class S-R, Class T-R, Class D-R and Class I-R public offering prospectus included in our Registration Statement on Form S-3 (File No. 333-252212) and (ii) Class E public offering prospectus included in our Registration Statement on Form S-3 (File No. 333-230311) (together, the “Prospectuses”) are hereby updated to reflect that the name of our Plan Administrator for our distribution reinvestment plans (the “Plans”) is SS&C Technologies. Accordingly, all references to “SS&C GIDS, Inc.” in the Prospectuses are hereby replaced with references to “SS&C Technologies.”
The mailing addresses for SS&C Technologies (our “Plan Administrator”) set forth in the sections captioned, “Summary of Our Sixth Amended and Restated Distribution Reinvestment Plan—Enrollment, —Plan Administrator, and —Contact for Answers to Questions Regarding the Plan” are hereby updated to reflect that the following addresses should be used for communications sent to our Plan Administrator (the “regular mail” address should be used for inquiries concerning the Plan):

For regular mail:	For overnight deliveries:
Ares Real Estate Income Trust Inc.	Ares Real Estate Income Trust Inc.
C/O SS&C Technologies	C/O SS&C Technologies
PO Box 219079	801 Pennsylvania Avenue, Suite 219079
Kansas City, Missouri 64105	Kansas City, Missouri 64105

Forward-Looking Statements
This Current Report on Form 8-K includes certain statements that may be deemed “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are generally identifiable by the use of the words “may,” “will,” “should,” “expect,” “could,” “anticipate,” “estimate,” “believe,” “intend,” “project,” “continue,” or other similar words or terms and include, without limitation, statements regarding the estimates and assumptions used in the calculation of our NAV per Fund Interest. These statements are not guarantees of future performance, and involve certain risks, uncertainties and assumptions that are difficult to predict. The forward-looking statements included herein are based upon our current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, present and future economic, competitive and market conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results and performance could differ materially from those set forth in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. Among the factors that may cause results to vary are difficulties in economic conditions generally and the real estate, debt, and securities markets specifically, including the impact of inflation, changes in interest rates, developments related to tariffs and trade policies and the resulting impacts on market volatility and global trade and the conflicts in Ukraine and in the Middle East, legislative or regulatory changes, including changes to the laws governing the taxation of real estate investment trusts (“REITs”), risks associated with acquisitions, availability and creditworthiness of prospective customers, availability of capital (debt and equity), competition, supply and demand for properties in current and any proposed market areas in which we invest, our customers’ ability to pay rent, changes to accounting principles, policies and guidelines applicable to REITs, environmental, regulatory and/or safety requirements, customer bankruptcies and defaults, the availability and cost of comprehensive insurance, including our ability to continue to qualify as a REIT, and other factors, many of which are beyond our control. For a further discussion of these factors and other risk factors that could lead to actual results materially different from those described in the forward-looking statements, see “Risk Factors” under Item 1A of Part 1 of our Annual Report on Form 10-K for the year ended December 31, 2025 and subsequent periodic and current reports filed with the SEC. Except as otherwise required by the federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances, or any other reason.
Item 9.01     Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Description
99.1*	Consent of Altus Group U.S. Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
____________________________________________
*Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ares Real Estate Income Trust Inc.

July 17, 2026	By:	/s/ TAYLOR M. PAUL
Taylor M. Paul Managing Director, Chief Financial Officer and Treasurer